FOURTH QUARTER
FINANCIAL SUPPLEMENT

DECEMBER 31, 2004

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Dear Investor/Analyst,

In conjunction with the release of Genworth's year-end financial results for 2004, we have prepared this financial supplement to assist investors in understanding Genworth’s financial results.

This supplement contains both historical and pro forma earnings and other financial information. The pro forma financial information reflects the effect of the company’s corporate reorganization and the other transactions effected in connection with our initial public offering, completed May 28, 2004. As we explained in advance of our strategic update with investors on December 15, 2004, the 2004 pro forma financial information included in this supplement assumes that those transactions had occurred on January 1, 2004. The 2003 pro forma financial information was previously published in our registration statement filed with the Securities and Exchange Commission on June 9, 2004 and is prepared assuming those transactions had occurred on January 1, 2003.

Additional detail on the basis of presentation of historical and pro forma financial information is provided on page 3 of this supplement.

Please feel free to call if you have any additional questions.

Regards,

Jean Peters

Senior Vice President

Investor Relations and Corporate Communications

804 662-2693

Alicia Charity

Vice President

Investor Relations

804 662-2248

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Basis of Historical and Pro Forma Financial Information

As part of a corporate reorganization effected in connection with the company’s IPO, the company acquired substantially all of the assets and liabilities of GE Financial Assurance Holdings, Inc. (GEFAHI), an indirect subsidiary of GE. The company also acquired certain other insurance businesses that were owned by other GE subsidiaries but managed by members of the company’s management team. In consideration for the assets that the company acquired and the liabilities that the company assumed, the company issued various equity and debt securities to GEFAHI.

The company has prepared its historical financial information as if the company had been in existence throughout all relevant periods. The historical financial information through the date of the corporate reorganization (May 24, 2004) includes all businesses that were owned by GEFAHI, including those that were not transferred to the company, as well as the other insurance businesses that the company acquired from other GE subsidiaries in connection with the corporate reorganization. As a result, the company’s historical financial information for periods prior to the corporate reorganization is not comparable to historical financial information for periods ending after that date.

Prior to the completion of the IPO, the company entered into several significant reinsurance transactions with Union Fidelity Life Insurance Company (UFLIC), an indirect subsidiary of GE. As part of these transactions, the company ceded to UFLIC, effective as of January 1, 2004, policy obligations under all of its in-force structured settlement contracts, which had reserves of $12.0 billion, and substantially all of its in-force variable annuity contracts, which had general account reserves of $2.8 billion and separate account reserves of $7.9 billion, each as of December 31, 2003. In addition, effective as of January 1, 2004, the company ceded to UFLIC policy obligations under a block of long-term care insurance policies, which had reserves of $1.5 billion as of December 31, 2003. As part of the reinsurance transactions, UFLIC ceded to the company in-force blocks of Medicare supplement insurance, which had reserves of $19 million.

The unaudited pro forma financial information for 2003 contained in this report was previously published in the prospectuses for the company's initial public offering and related offerings and reflects the company's historical combined financial information as adjusted to give effect to the transactions described below and certain other transactions as if each had occurred as of January 1, 2003. The unaudited pro forma financial information for 2004 contained in this report reflects the company's historical combined financial information as adjusted to give effect to these transactions as if each had occurred as of January 1, 2004. The following transactions are reflected in the unaudited pro forma financial information:

•	the removal of certain businesses of GEFAHI that were not transferred to the company in connection with the corporate reorganization;

•	the reinsurance transactions with UFLIC;

•	the issuance of equity and debt securities to GEFAHI in exchange for the assets that the company acquired and the liabilities that the company assumed in connection with the corporate reorganization; and

•	the issuance and sale of $1.9 billion of senior notes and $500 million of commercial paper and the application of the proceeds therefrom.

If the unaudited pro forma financial information for 2004 had been adjusted to give effect to these transactions as if each had occurred as of January 1, 2003, rather than January 1, 2004, then full year pro forma revenues would have been approximately $90 million higher, pro forma benefits and expenses would have been approximately $77 million higher and pro forma net earnings from continuing operations would have been approximately $8 million higher.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

The unaudited pro forma financial information is based upon available information and assumptions that the company believes are reasonable. The unaudited pro forma financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what the company’s financial condition or results of operations would have been had the transactions described above occurred on the dates indicated, nor what they may be in the future.

Certain prior period amounts have been reclassified to conform with the current period presentation.

Use of Non-GAAP Measures

This report includes the non-GAAP financial measure entitled “net operating earnings.” The company defines net operating earnings as pro forma net earnings from continuing operations, excluding pro forma after-tax net realized investment gains and losses (which can fluctuate significantly from period to period), changes in accounting principles and non-recurring, infrequent or unusual items. There were no non-recurring, infrequent or unusual items excluded from pro forma net operating earnings for the periods presented in this financial supplement other than a $22 million IPO related net tax charge recorded during the second quarter of 2004, a $68 million IPO related net tax benefit recorded during the fourth quarter of 2004 and a $25 million after-tax gain related to our waiver of contractual rights under an outsourcing services agreement with GE's global business processing operation, 60% of which was sold in the fourth quarter of 2004.

Management believes that analysis of net operating earnings enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. However, net operating earnings should not be viewed as a substitute for GAAP net earnings. In addition, the company’s definition of net operating earnings may differ from the definitions used by other companies. The table on page 7 of this report provides a reconciliation of pro forma net operating earnings (as defined below) to historical and pro forma net earnings.

All net realized investment gains (losses) are reflected in the Corporate and Other Segment and are not reflected in the results of any of the company’s other segments. As a result, the segment results contained in this financial supplement are presented on a net operating earnings basis, which is the same as net earnings under GAAP for all segments, except for the Corporate and Other Segment. For a reconciliation of pro forma net operating earnings for the Corporate and Other Segment to pro forma net earnings presented in accordance with GAAP, see the tables on pages 16 and 17 in this report. The term “net operating loss” as used in this report is also a non-GAAP financial measure and has an analogous meaning to “net operating earnings.”

Definition of Sales

The term “sales” as used in this financial supplement means (1) annualized first-year premiums for term life insurance, long-term care insurance, and group life and health insurance; (2) new premiums/deposits for universal life insurance, spread-based and variable products; (3) new deposits for managed assets (4) written premiums gross of reinsurance and cancellations for payment protection insurance; and (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented. Sales do not include renewal premiums on policies or contracts written during prior periods.

The company considers annualized first-year premiums, written premiums, deposits and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period. This operating measure enables the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Financial Highlights

(Dollar amounts in millions, except per share data)

Historical Combined Balance Sheet Data	December 31, 2004
Total stockholders' equity, excluding accumulated nonowner changes in stockholders' equity	$11,257
Total accumulated nonowner changes in stockholders' equity	1,609

Total stockholders' equity	$12,866

Book value per share	$26.28
Book value per share, excluding accumulated nonowner changes in stockholders' equity	$22.99

Stockholders' equity refers to stockholders' interest in the Combined Statement of Financial Position

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Reconciliation to Pro Forma Net Operating Earnings

(Amounts in millions, except per share data)

Reconciliation of net earnings to pro forma net operating earnings	Three months ended December 31,		Twelve months ended December 31,
	2004	2003	2004	2003
Net earnings	$346	$213	$1,157	$1,081
Net earnings from discontinued operations, net of taxes	—	—	—	(186)
(Gain) loss on sale of discontinued operations, net of taxes	—	7	(7)	74
Cumulative effect of accounting change, net of taxes	—	—	(5)	—

Net earnings from continuing operations	346	220	1,145	969

Excluded assets and liabilities (a)	—	(3)	7	(15)
Reinsurance transactions (b)	—	4	(4)	(20)
Capital structure and other (c)	—	(10)	(18)	(42)

Pro forma net earnings from continuing operations	346	211	1,130	892

Pro forma net realized (gains) losses on investments, net of taxes	1	(32)	(15)	(25)
Net tax benefit related to initial public offering	(68)	—	(46)	—
Gain on outsourcing services agreement, net of taxes	(25)	—	(25)	—

Pro forma net operating earnings	$254	$179	$1,044	$867

Net earnings per share
Basic	$0.71	$0.44	$2.36	$2.21

Diluted	$0.70	$0.44	$2.36	$2.21

Net earnings from continuing operations per share
Basic	$0.71	$0.45	$2.34	$1.98

Diluted	$0.70	$0.45	$2.33	$1.98

Pro forma net earnings from continuing operations per share
Basic	$0.71	$0.43	$2.31	$1.82

Diluted	$0.70	$0.43	$2.30	$1.82

Pro forma net operating earnings per share
Basic	$0.52	$0.37	$2.13	$1.77

Diluted	$0.52	$0.37	$2.13	$1.77

Shares outstanding
Basic	489.6	489.5	489.5	489.5
Diluted	492.4	489.5	490.5	489.5

Note:	For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 8.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Notes to Pro Forma Financial Information

(a)	Reflects adjustments to exclude amounts included in the company’s historical combined earnings relating to (1) certain businesses (formerly reported in the company’s Affinity Segment) and certain investment partnerships, which in each case were not transferred to the company, and (2) net realized investment (gains) losses and related tax benefit arising from sales of Affinity segment assets that were reflected in the company’s Corporate and Other Segment.

(b)	Reflects adjustments to record the effects of the reinsurance transactions the company entered into with, and the related contribution the company made to UFLIC, an indirect subsidiary of GE. As part of these transactions, the company ceded to UFLIC all of its in-force structured settlement contracts, substantially all of its in-force variable annuity contracts, and a block of long-term care insurance policies that it reinsured from Travelers in 2000, and it assumed from UFLIC a block of Medicare supplement insurance, all effective as of January 1, 2004. The unaudited pro forma earnings information for 2003 gives effect to the reinsurance transactions as if each occurred as of January 1, 2003 and excludes the effects of all ceded reinsured contracts that were issued before January 1, 2003.

The unaudited pro forma earnings information for 2004 gives effect to the reinsurance transactions as if each had occurred as of January 1, 2004 and excludes the effects of all ceded reinsured contracts that were issued before January 1, 2004. The company has continued to sell variable annuities and structured settlements after completion of the reinsurance transactions and is retaining that business for its own account, subject to third party reinsurance in the ordinary course of business.

As a result, the company’s unaudited pro forma combined statement of earnings reflects premiums and fees from these products issued after January 1, 2003 (in the case of pro forma information for 2003), even though variable annuities and structured settlements issued during such year are included in the blocks of policies reinsured to UFLIC. The company’s pro forma combined statements of earnings for the years ended December 31, 2003 and 2004 exclude the impact of the entire block of long-term care insurance policies that the company ceded to UFLIC as the company did not issue any new policies for this block in 2003 or 2004, and the company will not issue any in the future.

Under the reinsurance transactions, the company receives an expense allowance to reimburse it for costs it incurs to service the reinsured blocks. Actual costs and expense allowance amounts will be determined by expense studies to be conducted periodically. The pro forma adjustments have been prepared assuming that actual costs incurred during the pro forma periods, as determined under the company’s historical cost structure and allocation methods, were reimbursed by an expense allowance.

In addition to investment assets transferred to UFLIC in exchange for a reinsurance recoverable asset from UFLIC, concurrently, the company contributed $1.836 billion of capital to UFLIC, which primarily represented the excess statutory capital in the company’s insurance subsidiaries after giving effect to the reinsurance transactions. As a significant portion of the assets transferred and contributed were not owned for the entire period, the pro forma earnings adjustments to reduce net investment income and net realized investment gains were based upon a proportional allocation of investment income from the investment assets historically identified (1) as supporting the blocks of business reinsured for the reinsurance, and (2) as representing surplus of subsidiaries providing assets to be contributed to UFLIC for the contribution.

(c)	Reflects adjustments for changes in the company’s capitalization to exclude the impact of commercial paper, short-term borrowings from GE Capital and derivatives that were not transferred to the company in connection with the corporate reorganization and to include the impact of the issuance of $600 million of the company’s 6.00% Equity Units and $100 million of the company’s 5.25% mandatory redeemable Series A Cumulative Preferred Stock, both of which were completed on May 28, 2004, the issuance of 3, 5, 10 and 30 year notes totaling $1.9 billion which was completed June 15, 2004, and the issuance of $500 million of commercial paper which was completed June 14, 2004, as well as interest expense related to the accretion of the company’s obligation to GE under the Tax Matters Agreement and the tax impacts resulting from these changes in the company’s capitalization.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

HISTORICAL HIGHLIGHTS

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Financial Highlights

(Amounts in millions, except per share data)

	Three months ended December 31,
HISTORICAL COMBINED EARNINGS BY SEGMENT	2004	2003
Earnings (loss) from continuing operations before income taxes
Protection	$218	$156
Retirement Income & Investments	54	38
Mortgage Insurance	151	131
Corporate and Other	(8)	(12)
Affinity	—	(2)

Total	$415	$311

Net earnings (loss) from continuing operations
Protection	$140	$95
Retirement Income and Investments	35	23
Mortgage Insurance	107	77
Corporate and Other	64	24
Affinity	—	1

Total	346	220

Net earnings from discontinued operations, net of taxes	—	—
Gain (loss) on sale of discontinued operations, net of taxes	—	(7)
Cumulative effect of accounting changes, net of taxes	—	—

Net Earnings	$346	$213

	Three months ended December 31,
EARNINGS PER SHARE	2004	2003
Basic EPS
Net earnings from continuing operations	$0.71	$0.45
Net earnings from discontinued operations, net of taxes	—	—
Gain on sale of discontinued operations, net of taxes	—	(0.01)
Cumulative effect of accounting changes, net of taxes	—	—

Basic earnings per share	$0.71	$0.44

Diluted EPS
Net earnings from continuing operations	$0.70	$0.45
Net earnings from discontinued operations, net of taxes	—	—
Gain on sale of discontinued operations, net of taxes	—	(0.01)
Cumulative effect of accounting changes, net of taxes	—	—

Diluted earnings per share	$0.70	$0.44

Shares outstanding (millions)
Basic	489.6	489.5
Diluted	492.4	489.5

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Financial Highlights

(Amounts in millions, except per share data)

	Twelve months ended December 31,
HISTORICAL COMBINED EARNINGS BY SEGMENT	2004	2003
Earnings (loss) from continuing operations before income taxes
Protection	$834	$758
Retirement Income & Investments	237	229
Mortgage Insurance	612	531
Corporate and Other	(13)	(157)
Affinity	(32)	21

Total	$1,638	$1,382

Net earnings (loss) from continuing operations
Protection	$528	$487
Retirement Income and Investments	153	151
Mortgage Insurance	426	369
Corporate and Other	52	(54)
Affinity	(14)	16

Total	1,145	969

Net earnings from discontinued operations, net of taxes	—	186
Gain (loss) on sale of discontinued operations, net of taxes	7	(74)
Cumulative effect of accounting changes, net of taxes	5	—

Net Earnings	$1,157	$1,081

	Twelve months ended December 31,
EARNINGS PER SHARE	2004	2003
Basic EPS
Net earnings from continuing operations	$2.34	$1.98
Net earnings from discontinued operations, net of taxes	—	0.38
Gain on sale of discontinued operations, net of taxes	0.01	(0.15)
Cumulative effect of accounting changes, net of taxes	0.01	—

Basic earnings per share	$2.36	$2.21

Diluted EPS
Net earnings from continuing operations	$2.33	$1.98
Net earnings from discontinued operations, net of taxes	—	0.38
Gain on sale of discontinued operations, net of taxes	0.01	(0.15)
Cumulative effect of accounting changes, net of taxes	0.01	—

Diluted earnings per share	$2.36	$2.21

Shares outstanding (millions)
Basic	489.5	489.5
Diluted	490.5	489.5

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Combined Earnings From Continuing Operations

(Dollar amounts in millions)

	Three months ended December 31,
	2004	2003
REVENUES:
Premiums	$1,606	$1,766
Net investment income	825	1,031
Net realized investment gains (losses)	(1)	39
Policy fees and other income	212	230

Total revenues	2,642	3,066

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,129	1,464
Interest credited	344	402
Underwriting, acquisition and insurance expenses, net of deferrals	429	427
Amortization of deferred acquisition costs and intangibles	262	416
Interest expense	63	46

Total benefits and expenses	2,227	2,755

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	415	311
Provision for income taxes	69	91
Effective tax rate	17%	29%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$346	$220

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Combined Earnings From Continuing Operations

(Dollar amounts in millions)

	Twelve months ended December 31,
	2004	2003
REVENUES:
Premiums	$6,559	$6,707
Net investment income	3,648	4,051
Net realized investment gains	26	10
Policy fees and other income	824	915

Total revenues	11,057	11,683

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	4,804	5,270
Interest credited	1,432	1,624
Underwriting, acquisition and insurance expenses, net of deferrals	1,812	1,916
Amortization of deferred acquisition costs and intangibles	1,154	1,351
Interest expense	217	140

Total benefits and expenses	9,419	10,301

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	1,638	1,382
Provision for income taxes	493	413
Effective tax rate	30%	30%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$1,145	$969

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Combined Statement of Financial Position

(Dollar amounts in millions)

	December 31, 2004	December 31, 2003
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value	$52,424	$65,485
Equity securities available-for-sale, at fair value	374	600
Mortgage and other loans, net of valuation allowance of $52 and $50	6,051	6,114
Policy loans	1,224	1,105
Short term investments	818	531
Restricted investments held by securitization entities	860	1,069
Other invested assets	3,996	3,789

Total investments	65,747	78,693
Cash and cash equivalents	1,392	1,982
Accrued investment income	733	970
Deferred acquisition costs	5,020	5,788
Intangible assets	780	1,346
Goodwill	1,465	1,728
Reinsurance recoverable	18,535	2,334
Other assets ($24 and $65 restricted in securitization entities)	1,322	2,346
Separate account assets	8,884	8,244

Total assets	$103,878	$103,431

LIABILITIES AND STOCKHOLDERS' INTEREST
Liabilities:
Future annuity and contract benefits	$61,698	$59,257
Liability for policy and contract claims	3,329	3,207
Unearned premiums	3,597	3,616
Other policyholder liabilities	638	465
Other liabilities ($3 and $59 restricted in securitization entities)	7,167	7,051
Non-recourse funding obligations	900	600
Short-term borrowings	499	2,239
Long-term borrowings	2,442	529
Senior notes underlying equity units	600	—
Preferred stock	100	—
Deferred tax liability	309	1,405
Borrowings related to securitization entities	849	1,018
Separate account liabilities	8,884	8,244

Total liabilities	91,012	87,631
Stockholders' interest:
Common stock	—	—
Paid-in capital	10,612	8,377
Accumulated nonowner changes in stockholders' interest:
Net unrealized investment gains	1,019	1,518
Derivatives qualifying as hedges	268	(5)
Foreign currency translation adjustments	322	159

Total accumulated nonowner changes in stockholders' interest	1,609	1,672
Retained earnings	645	5,751

Total stockholders' interest	12,866	15,800

Total liabilities and stockholders' interest	$103,878	$103,431

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

PRO FORMA HIGHLIGHTS

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Financial Highlights

(Amounts in millions, except per share data)

	Three months ended December 31,
PRO FORMA EARNINGS BY SEGMENT	2004	2003
Earnings (loss) from continuing operations before income taxes
Protection	$218	$158
Retirement Income & Investments	54	21
Mortgage Insurance	151	131
Corporate and Other	(8)	(10)

Total	$415	$300

Net earnings (loss) from continuing operations
Protection	$140	$96
Retirement Income and Investments	35	12
Mortgage Insurance	107	77
Corporate and Other	64	26

Total	$346	$211

Net operating earnings (loss)
Protection	$140	$96
Retirement Income and Investments	35	12
Mortgage Insurance	107	77
Corporate and Other (see reconciliation below)	(28)	(6)

Total	$254	$179

	As of or for the three months ended December 31,
PRO FORMA EARNINGS PER SHARE	2004	2003
Basic EPS
Net earnings from continuing operations per share	$0.71	$0.43
Net operating earnings per share	$0.52	$0.37
Diluted EPS
Net earnings from continuing operations per share	$0.70	$0.43
Net operating earnings per share	$0.52	$0.37
Shares outstanding (millions)
Basic	489.6	489.5
Diluted	492.4	489.5

Reconciliation of Corporate and Other segment net earnings to pro forma net operating loss

	Three months ended December 31,
	2004	2003
Segment net earnings	$64	$24
Excluded assets and liabilities (a)	—	(3)
Reinsurance transactions (b)	—	15
Capital structure and other (c)	—	(10)

Pro forma segment net earnings	64	26

Pro forma net realized (gains) losses on investments, net of taxes	1	(32)
Net tax benefit related to initial public offering	(68)	—
Gain on outsourcing services agreement, net of taxes	(25)	—

Pro forma net operating loss	$(28)	$(6)

Note:	For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 8.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Financial Highlights

(Amounts in millions, except per share data)

	Twelve months ended December 31,
PRO FORMA EARNINGS BY SEGMENT	2004	2003
Earnings (loss) before income taxes
Protection	$832	$751
Retirement Income & Investments	230	141
Mortgage Insurance	612	531
Corporate and Other	(50)	(160)

Total earnings (loss) before income taxes	$1,624	$1,263

Segment net earnings (loss)
Protection	$527	$481
Retirement Income and Investments	148	93
Mortgage Insurance	426	369
Corporate and Other	29	(51)

Total segment net earnings (loss)	$1,130	$892

Net operating earnings (loss)
Protection	$527	$481
Retirement Income and Investments	148	93
Mortgage Insurance	426	369
Corporate and Other (see reconciliation below)	(57)	(76)

Total	$1,044	$867

	As of or for the twelve months ended December 31,
PRO FORMA EARNINGS PER SHARE	2004	2003
Basic EPS
Net earnings from continuing operations per share	$2.31	$1.82
Net operating earnings per share	$2.13	$1.77

Diluted EPS
Net earnings from continuing operations per share	$2.30	$1.82
Net operating earnings per share	$2.13	$1.77

Shares outstanding (millions)
Basic	489.5	489.5
Diluted	490.5	489.5

Reconciliation of Corporate and Other segment net earnings (loss) to pro forma net operating loss

	Twelve months ended December 31,
	2004	2003
Segment net earnings (loss)	$52	$(54)
Excluded assets and liabilities (a)	(5)	(2)
Reinsurance transactions (b)	—	47
Capital structure and other (c)	(18)	(42)

Pro forma segment net earnings (loss)	29	(51)

Pro forma net realized (gains) losses on investments, net of taxes	(15)	(25)
Net tax benefit related to initial public offering	(46)	—
Gain on outsourcing services agreement, net of taxes	(25)	—

Pro forma net operating loss	$(57)	$(76)

Note:	For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 8.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Earnings From Continuing Operations

(Dollar amounts in millions)

	Three months ended December 31,
	2004	2003
REVENUES:
Premiums	$1,606	$1,651
Net investment income	825	757
Net realized investment gains (losses)	(1)	49
Policy fees and other income	212	134

Total revenues	2,642	2,591

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,129	1,184
Interest credited	344	335
Underwriting, acquisition and insurance expenses, net of deferrals	429	352
Amortization of deferred acquisition costs and intangibles	262	359
Interest expense	63	61

Total benefits and expenses	2,227	2,291

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	415	300
Provision for income taxes	69	89
Effective tax rate	17%	30%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$346	$211

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Earnings From Continuing Operations

(Dollar amounts in millions)

	Twelve months ended December 31,
	2004	2003
REVENUES:
Premiums	$6,388	$6,256
Net investment income	3,160	2,964
Net realized investment gains	23	38
Policy fees and other income	664	529

Total revenues	10,235	9,787

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	4,340	4,229
Interest credited	1,319	1,358
Underwriting, acquisition and insurance expenses, net of deferrals	1,657	1,583
Amortization of deferred acquisition costs and intangibles	1,052	1,149
Interest expense	243	205

Total benefits and expenses	8,611	8,524

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	1,624	1,263
Provision for income taxes	494	371
Effective tax rate	30%	29%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$1,130	$892

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GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

ADDITIONAL

PRO FORMA INFORMATION

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Statement of Earnings by Segment

(Dollar amounts in millions)

Three months ended December 31, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$1,094	$277	$213	$22	$1,606
Net investment income	311	417	68	29	825
Net realized investment losses	—	—	—	(1)	(1)
Policy fees and other income	102	58	8	44	212

Total revenues	1,507	752	289	94	2,642

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	705	363	53	8	1,129
Interest credited	91	253	—	—	344
Underwriting, acquisition and insurance expenses, net of deferrals	279	48	69	33	429
Amortization of deferred acquisition costs and intangibles	208	34	16	4	262
Interest expense	6	—	—	57	63

Total benefits and expenses	1,289	698	138	102	2,227

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	218	54	151	(8)	415

Provision for income taxes	78	19	44	(72)	69

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	140	35	107	64	346

Pro forma net realized losses on investments, net of taxes	—	—	—	1	1
Net tax benefit related to initial public offering	—	—	—	(68)	(68)
Gain on outsourcing services agreement, net of taxes	—	—	—	(25)	(25)

NET OPERATING EARNINGS	$140	$35	$107	$(28)	$254

Three months ended December 31, 2003	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$1,123	$303	$194	$31	$1,651
Net investment income	273	394	58	32	757
Net realized investment gains	—	—	—	49	49
Policy fees and other income	94	28	10	2	134

Total revenues	1,490	725	262	114	2,591

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	737	358	46	43	1,184
Interest credited	90	245	—	—	335
Underwriting, acquisition and insurance expenses, net of deferrals	199	64	74	15	352
Amortization of deferred acquisition costs and intangibles	304	37	11	7	359
Interest expense	2	—	—	59	61

Total benefits and expenses	1,332	704	131	124	2,291

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	158	21	131	(10)	300

Provision for income taxes	62	9	54	(36)	89

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	96	12	77	26	211

Pro forma net realized gain on investments, net of taxes	—	—	—	(32)	(32)

NET OPERATING EARNINGS (LOSS)	$96	$12	$77	$(6)	$179

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Statement of Earnings by Segment

(Dollar amounts in millions)

Twelve months ended December 31, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$4,398	$1,094	$800	$96	$6,388
Net investment income	1,178	1,582	254	146	3,160
Net realized investment gains	—	—	—	23	23
Policy fees and other income	359	215	36	54	664

Total revenues	5,935	2,891	1,090	319	10,235

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,788	1,352	165	35	4,340
Interest credited	362	957	—	—	1,319
Underwriting, acquisition and insurance expenses, net of deferrals	1,077	229	262	89	1,657
Amortization of deferred acquisition costs and intangibles	861	122	51	18	1,052
Interest expense	15	1	—	227	243

Total benefits and expenses	5,103	2,661	478	369	8,611

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	832	230	612	(50)	1,624

Provision for income taxes	305	82	186	(79)	494

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	527	148	426	29	1,130

Pro forma net realized gains on investments, net of taxes	—	—	—	(15)	(15)
Net tax benefit related to initial public offering	—	—	—	(46)	(46)
Gain on outsourcing services agreement, net of taxes	—	—	—	(25)	(25)

NET OPERATING EARNINGS (LOSS)	$527	$148	$426	$(57)	$1,044

Twelve months ended December 31, 2003	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$4,381	$1,049	$716	$110	$6,256
Net investment income	1,092	1,563	218	91	2,964
Net realized investment gains	—	—	—	38	38
Policy fees and other income	356	117	48	8	529

Total revenues	5,829	2,729	982	247	9,787

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,745	1,293	115	76	4,229
Interest credited	365	993	—	—	1,358
Underwriting, acquisition and insurance expenses, net of deferrals	984	189	299	111	1,583
Amortization of deferred acquisition costs and intangibles	981	113	37	18	1,149
Interest expense	3	—	—	202	205

Total benefits and expenses	5,078	2,588	451	407	8,524

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	751	141	531	(160)	1,263

Provision for income taxes	270	48	162	(109)	371

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	481	93	369	(51)	892

Pro forma net realized gains on investments, net of taxes	—	—	—	(25)	(25)

NET OPERATING EARNINGS (LOSS)	$481	$93	$369	$(76)	$867

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings—Protection

(Dollar amounts in millions)

Three months ended December 31, 2004	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$192	$396	$347	$159	$1,094
Net investment income	115	158	27	11	311
Policy fees and other income	93	2	2	5	102

Total revenues	400	556	376	175	1,507

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	166	378	51	110	705
Interest credited	60	31	—	—	91
Underwriting, acquisition and insurance expenses, net of deferrals	27	63	140	49	279
Amortization of deferred acquisition costs and intangibles	37	13	149	9	208
Interest expense	6	—	—	—	6

Total benefits and expenses	296	485	340	168	1,289

EARNINGS BEFORE INCOME TAXES	104	71	36	7	218

Provision for income taxes	37	25	14	2	78

SEGMENT NET EARNINGS	$67	$46	$22	$5	$140

Three months ended December 31, 2003	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$177	$415	$378	$153	$1,123
Net investment income	113	132	19	9	273
Policy fees and other income	78	5	5	6	94

Total revenues	368	552	402	168	1,490

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	166	361	106	104	737
Interest credited	63	27	—	—	90
Underwriting, acquisition and insurance expenses, net of deferrals	32	67	51	49	199
Amortization of deferred acquisition costs and intangibles	26	21	249	8	304
Interest expense	2	—	—	—	2

Total benefits and expenses	289	476	406	161	1,332

EARNINGS BEFORE INCOME TAXES	79	76	(4)	7	158

Provision for income taxes	29	29	1	3	62

SEGMENT NET EARNINGS (LOSS)	$50	$47	$(5)	$4	$96

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings—Protection

(Dollar amounts in millions)

Twelve months ended December 31, 2004	Life	Long Term Care	Payment Protection	Group	Total
REVENUES:
Premiums	$759	$1,589	$1,427	$623	$4,398
Net investment income	444	585	106	43	1,178
Policy fees and other income	315	8	16	20	359

Total revenues	1,518	2,182	1,549	686	5,935

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	633	1,463	263	429	2,788
Interest credited	242	119	—	1	362
Underwriting, acquisition and insurance expenses, net of deferrals	117	257	527	176	1,077
Amortization of deferred acquisition costs and intangibles	125	77	625	34	861
Interest expense	15	—	—	—	15

Total benefits and expenses	1,132	1,916	1,415	640	5,103

EARNINGS BEFORE INCOME TAXES	386	266	134	46	832

Provision for income taxes	141	95	53	16	305

SEGMENT NET EARNINGS	$245	$171	$81	$30	$527

Twelve months ended December 31, 2003	Life	Long Term Care	Payment Protection	Group	Total
REVENUES:
Premiums	$698	$1,567	$1,508	$608	$4,381
Net investment income	443	514	95	40	1,092
Policy fees and other income	302	13	12	29	356

Total revenues	1,443	2,094	1,615	677	5,829

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	561	1,398	376	410	2,745
Interest credited	257	108	—	—	365
Underwriting, acquisition and insurance expenses, net of deferrals	143	257	409	175	984
Amortization of deferred acquisition costs and intangibles	145	68	740	28	981
Interest expense	3	—	—	—	3

Total benefits and expenses	1,109	1,831	1,525	613	5,078

EARNINGS BEFORE INCOME TAXES	334	263	90	64	751

Provision for income taxes	123	98	26	23	270

SEGMENT NET EARNINGS	$211	$165	$64	$41	$481

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings—Retirement Income and Investments

(Dollar amounts in millions)

Three months ended December 31, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$277	$—	$—	$277
Net investment income	319	4	94	417
Policy fees and other income	3	55	—	58

Total revenues	599	59	94	752

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	361	2	—	363
Interest credited	173	3	77	253
Underwriting, acquisition and insurance expenses, net of deferrals	19	28	1	48
Amortization of deferred acquisition costs and intangibles	27	7	—	34
Interest expense	—	—	—	—

Total benefits and expenses	580	40	78	698

EARNINGS BEFORE INCOME TAXES	19	19	16	54

Provision for income taxes	10	3	6	19

SEGMENT NET EARNINGS	$9	$16	$10	$35

Three months ended December 31, 2003	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$303	$—	$—	$303
Net investment income	301	13	80	394
Policy fees and other income	4	24	—	28

Total revenues	608	37	80	725

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	347	11	—	358
Interest credited	166	8	71	245
Underwriting, acquisition and insurance expenses, net of deferrals	38	23	3	64
Amortization of deferred acquisition costs and intangibles	46	(9)	—	37
Interest expense	—	—	—	—

Total benefits and expenses	597	33	74	704

EARNINGS BEFORE INCOME TAXES	11	4	6	21

Provision for income taxes	3	4	2	9

SEGMENT NET EARNINGS	$8	$—	$4	$12

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings—Retirement Income and Investments

(Dollar amounts in millions)

Twelve months ended December 31, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$1,094	$—	$—	$1,094
Net investment income	1,239	11	332	1,582
Policy fees and other income	14	201	—	215

Total revenues	2,347	212	332	2,891

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,345	7	—	1,352
Interest credited	667	9	281	957
Underwriting, acquisition and insurance expenses, net of deferrals	111	114	4	229
Amortization of deferred acquisition costs and intangibles	106	16	—	122
Interest expense	1	—	—	1

Total benefits and expenses	2,230	146	285	2,661

EARNINGS BEFORE INCOME TAXES	117	66	47	230

Provision for income taxes	46	19	17	82

SEGMENT NET EARNINGS	$71	$47	$30	$148

Twelve months ended December 31, 2003	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$1,049	$—	$—	$1,049
Net investment income	1,186	31	346	1,563
Policy fees and other income	14	103	—	117

Total revenues	2,249	134	346	2,729

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,252	41	—	1,293
Interest credited	677	20	296	993
Underwriting, acquisition and insurance expenses, net of deferrals	119	65	5	189
Amortization of deferred acquisition costs and intangibles	105	8	—	113
Interest expense	—	—	—	—

Total benefits and expenses	2,153	134	301	2,588

EARNINGS BEFORE INCOME TAXES	96	—	45	141

Provision for income taxes	36	(4)	16	48

SEGMENT NET EARNINGS	$60	$4	$29	$93

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings—Mortgage Insurance

(Dollar amounts in millions)

Three months ended December 31, 2004	U. S.	International	Total
REVENUES:
Premiums	$112	$101	$213
Net investment income	34	34	68
Policy fees and other income	3	5	8

Total revenues	149	140	289

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	14	53
Underwriting, acquisition and insurance expenses, net of deferrals	39	30	69
Amortization of deferred acquisition costs and intangibles	10	6	16

Total benefits and expenses	88	50	138

EARNINGS BEFORE INCOME TAXES	61	90	151

Provision for income taxes	11	33	44

SEGMENT NET EARNINGS	$50	$57	$107

Three months ended December 31, 2003	U. S.	International	Total
REVENUES:
Premiums	$127	$67	$194
Net investment income	31	27	58
Policy fees and other income	6	4	10

Total revenues	164	98	262

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	42	4	46
Underwriting, acquisition and insurance expenses, net of deferrals	52	22	74
Amortization of deferred acquisition costs and intangibles	7	4	11

Total benefits and expenses	101	30	131

EARNINGS BEFORE INCOME TAXES	63	68	131

Provision for income taxes	24	30	54

SEGMENT NET EARNINGS	$39	$38	$77

Pro Forma Segment Net Earnings is equivalent to Historical Segment Net Earnings for the Mortgage Insurance Segment. Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings—Mortgage Insurance

(Dollar amounts in millions)

Twelve months ended December 31, 2004	U. S.	International	Total
REVENUES:
Premiums	$460	$340	$800
Net investment income	132	122	254
Policy fees and other income	17	19	36

Total revenues	609	481	1,090

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	127	38	165
Underwriting, acquisition and insurance expenses, net of deferrals	163	99	262
Amortization of deferred acquisition costs and intangibles	31	20	51

Total benefits and expenses	321	157	478

EARNINGS BEFORE INCOME TAXES	288	324	612

Provision for income taxes	64	122	186

SEGMENT NET EARNINGS	$224	$202	$426

Twelve months ended December 31, 2003	U. S.	International	Total
REVENUES:
Premiums	$501	$215	$716
Net investment income	128	90	218
Policy fees and other income	36	12	48

Total revenues	665	317	982

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	99	16	115
Underwriting, acquisition and insurance expenses, net of deferrals	234	65	299
Amortization of deferred acquisition costs and intangibles	25	12	37

Total benefits and expenses	358	93	451

EARNINGS BEFORE INCOME TAXES	307	224	531

Provision for income taxes	82	80	162

SEGMENT NET EARNINGS	$225	$144	$369

Pro Forma Segment Net Earnings is equivalent to Historical Segment Net Earnings for the Mortgage Insurance Segment. Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—Mortgage Insurance

(Dollar amounts in millions)

	As of or for the three months ended December 31
	2004	2003
Primary Insurance in Force
U.S. Mortgage Insurance	$108,900	$122,200
International Mortgage Insurance	192,600	136,300

Total primary insurance in force	$301,500	$258,500

Total Risk in Force
U.S. Mortgage Insurance	$23,700	$26,900
International Mortgage Insurance	62,000	43,400

Total risk in force	$85,700	$70,300

New Insurance Written
U.S. Mortgage Insurance	$7,074	$18,087
International Mortgage Insurance	15,225	12,210

Total new insurance written	$22,299	$30,297

Net Premiums Written
U.S. Mortgage Insurance	$111	$120
International Mortgage Insurance	169	146

Total net premiums written	$280	$266

Loss Ratio
U.S. Mortgage Insurance	35%	33%
International Mortgage Insurance	14%	6%

Total loss ratio	25%	24%

Expense Ratio
U.S. Mortgage Insurance	44%	49%
International Mortgage Insurance	21%	18%

Total expense ratio	30%	32%

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—Mortgage Insurance, Domestic Only

(Dollar amounts in millions)

	As of or for the three months ended December 31
	2004	2003
New Risk Written
Flow	$1,638	$2,627
Bulk	9	90

Total	$1,647	$2,717

Risk in Force
Flow	$22,666	$25,396
Bulk	303	409

Primary	22,969	25,805
Pool	736	1,046

Total	$23,705	$26,851

Risk in Force by Credit Quality
Flow by FICO Scores > 619 (%)	92%	92%
Flow by FICO Scores 575-619	6%	6%
Flow by FICO Scores < 575	2%	2%

Bulk by FICO Scores > 619	91%	86%
Bulk by FICO Scores 575-619	5%	8%
Bulk by FICO Scores < 575	4%	6%

Primary A minus and sub-prime	9.9%	9.3%

Primary Loans
Primary total loans in force	830,688	950,157
Primary total loans in default	28,467	32,207
Primary loans total default rate	3.4%	3.4%

Flow loans in default	26,737	29,787
Flow loans default rate	3.7%	3.5%

Bulk loans in default	1,730	2,420
Bulk loans default rate	1.6%	2.2%

A minus and sub-prime loans in default	7,068	6,881
A minus and sub-prime loans default rate	10.1%	9.1%

Pool Loans
Pool loans in default	777	855
Pool loans default rate	3.1%	2.3%

Claims Paid
Primary Claims Paid (includes LAE)	38.4	31.7
Pool Claims Paid (includes LAE)	0.1	0.2
Primary Average Claim Severity	96%	94%

Other Measures
Flow Persistency (1)	64%	58%
Gross written premiums ceded to captives/total gross written premiums	25%	23%

(1)	Excludes bulk transactions and the effect of a periodic payoff reconciliation on one structured transaction involving single premium mortgage insurance.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings—Corporate and Other

(Dollar amounts in millions)

Three months ended December 31, 2004	Total
REVENUES
Premiums	$22
Net investment income	29
Net realized investment losses	(1)
Policy fees and other income	44

Total revenues	94

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	8
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	33
Amortization of deferred acquisition costs and intangibles	4
Interest expense	57

Total benefits and expenses	102

LOSS BEFORE INCOME TAXES	(8)

Benefit from income taxes	(72)

SEGMENT NET EARNINGS	64

Pro forma net realized losses on investments, net of taxes	1
Net tax benefit related to initial public offering	(68)
Gain on outsourcing services agreement, net of taxes	(25)

NET OPERATING LOSS	$(28)

Three months ended December 31, 2003	Total
REVENUES
Premiums	$31
Net investment income	32
Net realized investment gains	49
Policy fees and other income	2

Total revenues	114

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	43
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	15
Amortization of deferred acquisition costs and intangibles	7
Interest expense	59

Total benefits and expenses	124

LOSS BEFORE INCOME TAXES	(10)

Benefit from income taxes	(36)

SEGMENT NET EARNINGS	26

Pro forma net realized gains on investments, net of taxes	(32)

NET OPERATING LOSS	$(6)

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings—Corporate and Other

(Dollar amounts in millions)

Twelve months ended December 31, 2004	Total
REVENUES
Premiums	$96
Net investment income	146
Net realized investment gains	23
Policy fees and other income	54

Total revenues	319

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	35
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	89
Amortization of deferred acquisition costs and intangibles	18
Interest expense	227

Total benefits and expenses	369

LOSS BEFORE INCOME TAXES	(50)

Benefit from income taxes	(79)

SEGMENT NET EARNINGS	29

Pro forma net realized gains on investments, net of taxes	(15)
Net tax benefit related to initial public offering	(46)
Gain on outsourcing services agreement, net of taxes	(25)

NET OPERATING LOSS	$(57)

Twelve months ended December 31, 2003	Total
REVENUES
Premiums	$110
Net investment income	91
Net realized investment gains	38
Policy fees and other income	8

Total revenues	247

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	76
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	111
Amortization of deferred acquisition costs and intangibles	18
Interest expense	202

Total benefits and expenses	407

LOSS BEFORE INCOME TAXES	(160)

Benefit from income taxes	(109)

SEGMENT NET LOSS	(51)

Pro forma net realized gains on investments, net of taxes	(25)

NET OPERATING LOSS	$(76)

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Net Earnings

(Dollar amounts in millions)

	2004					2003
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,606	$1,523	$1,640	$1,619	$6,388	$1,651	$1,547	$1,580	$1,478	$6,256
Net investment income	825	785	797	753	3,160	757	764	722	721	2,964
Net realized investment gains (losses)	(1)	3	6	15	23	49	(9)	(22)	20	38
Policy fees and other income	212	159	144	149	664	134	134	123	138	529

Total revenues	2,642	2,470	2,587	2,536	10,235	2,591	2,436	2,403	2,357	9,787

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,129	1,034	1,097	1,080	4,340	1,184	1,079	967	999	4,229
Interest credited	344	328	324	323	1,319	335	340	340	343	1,358
Underwriting, acquisition and insurance expenses, net of deferrals	429	399	416	413	1,657	352	441	386	404	1,583
Amortization of deferred acquisition costs and intangibles	262	242	264	284	1,052	359	226	313	251	1,149
Interest expense	63	60	59	61	243	61	57	44	43	205

Total benefits and expenses	2,227	2,063	2,160	2,161	8,611	2,291	2,143	2,050	2,040	8,524

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	415	407	427	375	1,624	300	293	353	317	1,263

Provision for income taxes	69	136	168	121	494	89	83	111	88	371

NET EARNINGS FROM CONTINUING OPERATIONS	346	271	259	254	1,130	211	210	242	229	892

Pro forma net realized (gains) losses on investments, net of taxes	1	(2)	(4)	(10)	(15)	(32)	6	14	(13)	(25)
Net tax benefit related to initial public offering	(68)	—	22	—	(46)	—	—	—	—	—
Gain on outsourcing services agreement, net of taxes	(25)	—	—	—	(25)	—	—	—	—	—

NET OPERATING EARNINGS	$254	$269	$277	$244	$1,044	$179	$216	$256	$216	$867

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings—Protection

(Dollar amounts in millions)

	2004					2003
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,094	$1,085	$1,098	$1,121	$4,398	$1,123	$1,099	$1,128	$1,031	$4,381
Net investment income	311	298	288	281	1,178	273	277	271	271	1,092
Policy fees and other income	102	91	79	87	359	94	90	81	91	356

Total revenues	1,507	1,474	1,465	1,489	5,935	1,490	1,466	1,480	1,393	5,829

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	705	698	691	694	2,788	737	707	657	644	2,745
Interest credited	91	91	90	90	362	90	92	92	91	365
Underwriting, acquisition and insurance expenses, net of deferrals	279	267	262	269	1,077	199	280	244	261	984
Amortization of deferred acquisition costs and intangibles	208	198	214	241	861	304	181	290	206	981
Interest expense	6	4	2	3	15	2	1	—	—	3

Total benefits and expenses	1,289	1,258	1,259	1,297	5,103	1,332	1,261	1,283	1,202	5,078

EARNINGS BEFORE INCOME TAXES	218	216	206	192	832	158	205	197	191	751

Provision for income taxes	78	81	77	69	305	62	73	68	67	270

SEGMENT NET EARNINGS	$140	$135	$129	$123	$527	$96	$132	$129	$124	$481

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings—Retirement Income and Investments

(Dollar amounts in millions)

	2004					2003
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$277	$219	$321	$277	$1,094	$303	$237	$251	$258	$1,049
Net investment income	417	393	395	377	1,582	394	381	387	401	1,563
Policy fees and other income	58	52	53	52	215	28	29	27	33	117

Total revenues	752	664	769	706	2,891	725	647	665	692	2,729

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	363	281	370	338	1,352	358	316	306	313	1,293
Interest credited	253	237	234	233	957	245	248	248	252	993
Underwriting, acquisition and insurance expenses, net of deferrals	48	59	61	61	229	64	33	40	52	189
Amortization of deferred acquisition costs and intangibles	34	25	35	28	122	37	30	12	34	113
Interest expense	—	—	1	—	1	—	—	—	—	—

Total benefits and expenses	698	602	701	660	2,661	704	627	606	651	2,588

EARNINGS BEFORE INCOME TAXES	54	62	68	46	230	21	20	59	41	141

Provision for income taxes	19	22	25	16	82	9	5	19	15	48

SEGMENT NET EARNINGS	$35	$40	$43	$30	$148	$12	$15	$40	$26	$93

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings—Mortgage Insurance

(Dollar amounts in millions)

	2004					2003
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$213	$197	$195	$195	$800	$194	$182	$175	$165	$716
Net investment income	68	65	61	60	254	58	56	54	50	218
Policy fees and other income	8	10	10	8	36	10	13	13	12	48

Total revenues	289	272	266	263	1,090	262	251	242	227	982

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	53	46	27	39	165	46	44	(8)	33	115
Underwriting, acquisition and insurance expenses, net of deferrals	69	64	65	64	262	74	74	81	70	299
Amortization of deferred acquisition costs and intangibles	16	12	11	12	51	11	10	8	8	37

Total benefits and expenses	138	122	103	115	478	131	128	81	111	451

EARNINGS BEFORE INCOME TAXES	151	150	163	148	612	131	123	161	116	531

Provision for income taxes	44	48	49	45	186	54	30	47	31	162

SEGMENT NET EARNINGS	$107	$102	$114	$103	$426	$77	$93	$114	$85	$369

Pro Forma Segment Net Earnings is equivalent to Historical Segment Net Earnings for the Mortgage Insurance Segment. Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings—Corporate and Other

(Dollar amounts in millions)

	2004					2003
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$22	$22	$26	$26	$96	$31	$29	$26	$24	$110
Net investment income (loss)	29	29	53	35	146	32	50	10	(1)	91
Net realized investment gains	(1)	3	6	15	23	49	(9)	(22)	20	38
Policy fees and other income	44	6	2	2	54	2	2	2	2	8

Total Revenue	94	60	87	78	319	114	72	16	45	247

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	8	9	9	9	35	43	12	12	9	76
Interest credited	—	—	—	—	—	—	—	—	—	—
Underwriting, acquisition and insurance expenses, net of deferrals	33	9	28	19	89	15	54	21	21	111
Amortization of deferred acquisition costs and intangibles	4	7	4	3	18	7	5	3	3	18
Interest expense	57	56	56	58	227	59	56	44	43	202

Total benefits and expenses	102	81	97	89	369	124	127	80	76	407

LOSS BEFORE INCOME TAXES	(8)	(21)	(10)	(11)	(50)	(10)	(55)	(64)	(31)	(160)

Provision (benefit) for income taxes	(72)	(15)	17	(9)	(79)	(36)	(25)	(23)	(25)	(109)

SEGMENT NET EARNINGS (LOSS)	64	(6)	(27)	(2)	29	26	(30)	(41)	(6)	(51)

Pro forma net realized (gains) losses on investments, net of taxes	1	(2)	(4)	(10)	(15)	(32)	6	14	(13)	(25)
Net tax benefit related to initial public offering	(68)	—	22	—	(46)	—	—	—	—	—
Gain on outsourcing services agreement, net of taxes	(25)	—	—	—	(25)	—	—	—	—	—

NET OPERATING LOSS	$(28)	$(8)	$(9)	$(12)	$(57)	$(6)	$(24)	$(27)	$(19)	$(76)

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

HISTORICAL INFORMATION

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Combined Statement of Earnings by Segment

(Dollar amounts in millions)

Three months ended December 31, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Affinity Segment	Combined
REVENUES:
Premiums	$1,094	$277	$213	$22	$—	$1,606
Net investment income	311	417	68	29	—	825
Net realized investment gains	—	—	—	(1)	—	(1)
Policy fees and other Income	102	58	8	44	—	212

Total revenues	1,507	752	289	94	—	2,642

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	705	363	53	8	—	1,129
Interest credited	91	253	—	—	—	344
Underwriting, acquisition and insurance expenses, net of deferrals	279	48	69	33	—	429
Amortization of deferred acquisition costs and intangibles	208	34	16	4	—	262
Interest expense	6	—	—	57	—	63

Total benefits and expenses	1,289	698	138	102	—	2,227

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	218	54	151	(8)	—	415

Provision for income taxes	78	19	44	(72)	—	69

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$140	$35	$107	$64	$—	$346

Three months ended December 31, 2003	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Affinity Segment	Combined
REVENUES
Premiums	$1,181	$303	$194	$31	$57	$1,766
Net investment income	305	630	58	25	13	1,031
Realized investment losses	—	—	—	39	—	39
Policyholder fees and other Income	93	60	10	2	65	230

Total Revenue	1,579	993	262	97	135	3,066

BENEFITS AND EXPENSES
Benefits and changes in policy reserves	805	510	46	43	60	1,464
Interest credited	90	312	—	—	—	402
Underwriting, acquisition and insurance expenses, net of deferrals	214	76	74	15	48	427
Amortization of deferred acquisition costs and intangibles	312	57	11	7	29	416
Interest expense	2	—	—	44	—	46

Total benefits and expenses	1,423	955	131	109	137	2,755

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	156	38	131	(12)	(2)	311

Provision for income taxes	61	15	54	(36)	(3)	91

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$95	$23	$77	$24	$1	$220

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Combined Statement of Earnings by Segment

(Dollar amounts in millions)

Twelve months ended December 31, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Affinity Segment	Combined
REVENUES:
Premiums	$4,481	$1,094	$800	$96	$88	$6,559
Net investment income	1,224	1,996	254	148	26	3,648
Net realized investment gains	—	—	—	26	—	26
Policy fees and other Income	359	271	36	54	104	824

Total revenues	6,064	3,361	1,090	324	218	11,057

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,890	1,633	165	36	80	4,804
Interest credited	362	1,070	—	—	—	1,432
Underwriting, acquisition and insurance expenses, net of deferrals	1,094	250	262	83	123	1,812
Amortization of deferred acquisition costs and intangibles	869	170	51	17	47	1,154
Interest expense	15	1	—	201	—	217

Total benefits and expenses	5,230	3,124	478	337	250	9,419

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	834	237	612	(13)	(32)	1,638

Provision for income taxes	306	84	186	(65)	(18)	493

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$528	$153	$426	$52	$(14)	$1,145

Twelve months ended December 31, 2003	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Affinity Segment	Combined
REVENUES:
Premiums	$4,588	$1,049	$716	$110	$244	$6,707
Net investment income	1,199	2,511	218	61	62	4,051
Net realized investment gains	—	—	—	10	—	10
Policy fees and other Income	356	243	48	8	260	915

Total revenues	6,143	3,803	982	189	566	11,683

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,997	1,886	115	76	196	5,270
Interest credited	365	1,259	—	—	—	1,624
Underwriting, acquisition and insurance expenses, net of deferrals	1,019	239	299	115	244	1,916
Amortization of deferred acquisition costs and intangibles	1,001	190	37	18	105	1,351
Interest expense	3	—	—	137	—	140

Total benefits and expenses	5,385	3,574	451	346	545	10,301

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	758	229	531	(157)	21	1,382

Provision for income taxes	271	78	162	(103)	5	413

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$487	$151	$369	$(54)	$16	$969

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings—Protection

(Dollar amounts in millions)

Three months ended December 31, 2004	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$192	$396	$347	$159	$1,094
Net investment income	115	158	27	11	311
Policy fees and other income	93	2	2	5	102

Total revenues	400	556	376	175	1,507

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	166	378	51	110	705
Interest credited	60	31	—	—	91
Underwriting, acquisition and insurance expenses, net of deferrals	27	63	140	49	279
Amortization of deferred acquisition costs and intangibles	37	13	149	9	208
Interest expense	6	—	—	—	6

Total benefits and expenses	296	485	340	168	1,289

EARNINGS BEFORE INCOME TAXES	104	71	36	7	218

Provision for income taxes	37	25	14	2	78

SEGMENT NET EARNINGS	$67	$46	$22	$5	$140

Three months ended December 31, 2003	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$177	$473	$378	$153	$1,181
Net investment income	113	164	19	9	305
Policy fees and other income	78	4	5	6	93

Total revenues	368	641	402	168	1,579

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	166	429	106	104	805
Interest credited	63	27	—	—	90
Underwriting, acquisition and insurance expenses, net of deferrals	32	82	51	49	214
Amortization of deferred acquisition costs and intangibles	26	29	249	8	312
Interest expense	2	—	—	—	2

Total benefits and expenses	289	567	406	161	1,423

EARNINGS (LOSS) BEFORE INCOME TAXES	79	74	(4)	7	156

Provision for income taxes	29	28	1	3	61

SEGMENT NET EARNINGS (LOSS)	$50	$46	$(5)	$4	$95

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings—Protection

(Dollar amounts in millions)

Twelve months ended December 31, 2004	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$759	$1,672	$1,427	$623	$4,481
Net investment income	444	631	106	43	1,224
Policy fees and other income	315	8	16	20	359

Total revenues	1,518	2,311	1,549	686	6,064

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	633	1,565	263	429	2,890
Interest credited	242	119	—	1	362
Underwriting, acquisition and insurance expenses, net of deferrals	117	274	527	176	1,094
Amortization of deferred acquisition costs and intangibles	125	85	625	34	869
Interest expense	15	—	—	—	15

Total benefits and expenses	1,132	2,043	1,415	640	5,230

EARNINGS BEFORE INCOME TAXES	386	268	134	46	834

Provision for income taxes	141	96	53	16	306

SEGMENT NET EARNINGS	$245	$172	$81	$30	$528

Twelve months ended December 31, 2003	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$698	$1,774	$1,508	$608	$4,588
Net investment income	443	621	95	40	1,199
Policy fees and other income	302	13	12	29	356

Total revenues	1,443	2,408	1,615	677	6,143

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	561	1,650	376	410	2,997
Interest credited	257	108	—	—	365
Underwriting, acquisition and insurance expenses, net of deferrals	143	292	409	175	1,019
Amortization of deferred acquisition costs and intangibles	145	88	740	28	1,001
Interest expense	3	—	—	—	3

Total benefits and expenses	1,109	2,138	1,525	613	5,385

EARNINGS BEFORE INCOME TAXES	334	270	90	64	758

Provision for income taxes	123	99	26	23	271

SEGMENT NET EARNINGS	$211	$171	$64	$41	$487

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings—Retirement Income and Investments

(Dollar amounts in millions)

Three months ended December 31, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$277	$—	$—	$277
Net investment income	319	4	94	417
Policy fees and other income	3	55	—	58

Total revenues	599	59	94	752

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	361	2	—	363
Interest credited	173	3	77	253
Underwriting, acquisition and insurance expenses, net of deferrals	19	28	1	48
Amortization of deferred acquisition costs and intangibles	27	7	—	34
Interest expense	—	—	—	—

Total benefits and expenses	580	40	78	698

EARNINGS BEFORE INCOME TAXES	19	19	16	54

Provision for income taxes	10	3	6	19

SEGMENT NET EARNINGS	$9	$16	$10	$35

Three months ended December 31, 2003	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$303	$—	$—	$303
Net investment income	519	31	80	630
Policy fees and other income	3	57	—	60

Total revenues	825	88	80	993

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	497	13	—	510
Interest credited	215	26	71	312
Underwriting, acquisition and insurance expenses, net of deferrals	38	35	3	76
Amortization of deferred acquisition costs and intangibles	47	10	—	57
Interest expense	—	—	—	—

Total benefits and expenses	797	84	74	955

EARNINGS BEFORE INCOME TAXES	28	4	6	38

Provision for income taxes	11	2	2	15

SEGMENT NET EARNINGS	$17	$2	$4	$23

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings—Retirement Income and Investments

(Dollar amounts in millions)

Twelve months ended December 31, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$1,094	$—	$—	$1,094
Net investment income	1,604	60	332	1,996
Policy fees and other income	14	257	—	271

Total revenues	2,712	317	332	3,361

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,613	20	—	1,633
Interest credited	748	41	281	1,070
Underwriting, acquisition and insurance expenses, net of deferrals	114	132	4	250
Amortization of deferred acquisition costs and intangibles	108	62	—	170
Interest expense	1	—	—	1

Total benefits and expenses	2,584	255	285	3,124

EARNINGS BEFORE INCOME TAXES	128	62	47	237

Provision for income taxes	49	18	17	84

SEGMENT NET EARNINGS	$79	$44	$30	$153

Twelve months ended December 31, 2003	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$1,049	$—	$—	$1,049
Net investment income	2,059	106	346	2,511
Policy fees and other income	14	229	—	243

Total revenues	3,122	335	346	3,803

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,841	45	—	1,886
Interest credited	873	90	296	1,259
Underwriting, acquisition and insurance expenses, net of deferrals	126	108	5	239
Amortization of deferred acquisition costs and intangibles	110	80	—	190
Interest expense	—	—	—	—

Total benefits and expenses	2,950	323	301	3,574

EARNINGS BEFORE INCOME TAXES	172	12	45	229

Provision for income taxes	63	(1)	16	78

SEGMENT NET EARNINGS	$109	$13	$29	$151

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Retirement Income and Investments—Historical Account Values

(Dollar amounts in millions)

	Three months ended December 31,
	2004	2003
Spread Based Products

Fixed Annuities
Account value net of reinsurance, beginning of period	$14,832	$14,017
Deposits	483	331
Interest credited	154	148
Surrenders, benefits and product charges	(355)	(330)

Account value net of reinsurance, end of period	$15,114	$14,166

Income Annuities
Account value net of reinsurance, beginning of period	$5,253	$4,896
Premiums and deposits	208	225
Interest credited	77	74
Surrenders, benefits and product charges	(184)	(188)

Account value net of reinsurance, end of period	$5,354	$5,007

Structured Settlements
Account value, beginning of period	$12,236	$11,823
Premiums and deposits	117	145
Interest credited	213	215
Surrenders, benefits and product charges	(243)	(166)

Account value, end of period[a]	$12,323	$12,017

Spread Based Institutional Products

GICs and Funding Agreements
Account value, beginning of the period	$9,329	$10,027
Premiums and deposits	873	1,153
Interest credited	77	71
Surrenders and benefits	(738)	(1,723)

Account value, end of period	$9,541	$9,528

Fee Based Products

Variable Annuities
Account value, beginning of period	$10,979	$10,496
Deposits	255	431
Interest credited and investment performance	653	438
Surrenders, benefits and product charges	(388)	(461)

Account value, end of period[a]	$11,499	$10,904

Variable Life Insurance
Premiums and deposits	$9	$17
Future policy benefits/policy account balances, net of reinsurance	16	12
Separate account liability	297	269
Life insurance in force	3,472	3,636

[a]	Included in the end of period account values for the 2004 period for structured settlements and variable annuities are $11,834 million and $10,409 million, respectively, that relate to contracts that are reinsured with UFLIC.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Retirement Income and Investments—Historical Account Values by Contract Type

(Dollar amounts in millions)

	2004				2003
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Spread Based Institutional Products
Guaranteed investment contracts (GICs)	$3,352	$3,412	$3,517	$3,474	$3,586	$3,846	$3,792	$3,795
Funding agreements backing notes	3,405	2,992	2,844	2,963	2,993	2,632	2,568	2,832
Funding agreements	2,784	2,925	3,024	3,024	2,949	3,549	3,570	3,570

	$9,541	$9,329	$9,385	$9,461	$9,528	$10,027	$9,930	$10,197

Funding agreements by liquidity provisions:
7 day	$—	$50	$100	$100	$100	$100	$100	$100
30 day	—	150	200	350	350	650	650	650
90 day	1,518	1,610	1,660	1,960	1,985	2,285	2,305	2,305
180 day	100	—	—	—	—	—	—	—
No put	900	850	850	500	500	500	500	500
13 month rolling maturity	250	250	200	100	—	—	—	—
Accrued interest	16	15	14	14	14	14	15	15

Total funding agreements	$2,784	$2,925	$3,024	$3,024	$2,949	$3,549	$3,570	$3,570

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings—Mortgage Insurance

(Dollar amounts in millions)

Three months ended December 31, 2004	U. S.	International	Total
REVENUES:
Premiums	$112	$101	$213
Net investment income	34	34	68
Policy fees and other income	3	5	8

Total revenues	149	140	289

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	14	53
Underwriting, acquisition and insurance expenses, net of deferrals	39	30	69
Amortization of deferred acquisition costs and intangibles	10	6	16

Total benefits and expenses	88	50	138

EARNINGS BEFORE INCOME TAXES	61	90	151

Provision for income taxes	11	33	44

SEGMENT NET EARNINGS	$50	$57	$107

Three months ended December 31, 2003	U. S.	International	Total
REVENUES:
Premiums	$127	$67	$194
Net investment income	31	27	58
Policy fees and other income	6	4	10

Total revenues	164	98	262

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	42	4	46
Underwriting, acquisition and insurance expenses, net of deferrals	52	22	74
Amortization of deferred acquisition costs and intangibles	7	4	11

Total benefits and expenses	101	30	131

EARNINGS BEFORE INCOME TAXES	63	68	131

Provision for income taxes	24	30	54

SEGMENT NET EARNINGS	$39	$38	$77

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings—Mortgage Insurance

(Dollar amounts in millions)

Twelve months ended December 31, 2004	U. S.	International	Total
REVENUES:
Premiums	$460	$340	$800
Net investment income	132	122	254
Policy fees and other income	17	19	36

Total revenues	609	481	1,090

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	127	38	165
Underwriting, acquisition and insurance expenses, net of deferrals	163	99	262
Amortization of deferred acquisition costs and intangibles	31	20	51

Total benefits and expenses	321	157	478

EARNINGS BEFORE INCOME TAXES	288	324	612

Provision for income taxes	64	122	186

SEGMENT NET EARNINGS	$224	$202	$426

Twelve months ended December 31, 2003	U. S.	International	Total
REVENUES:
Premiums	$501	$215	$716
Net investment income	128	90	218
Policy fees and other income	36	12	48

Total revenues	665	317	982

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	99	16	115
Underwriting, acquisition and insurance expenses, net of deferrals	234	65	299
Amortization of deferred acquisition costs and intangibles	25	12	37

Total benefits and expenses	358	93	451

EARNINGS BEFORE INCOME TAXES	307	224	531

Provision for income taxes	82	80	162

SEGMENT NET EARNINGS	$225	$144	$369

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings—Corporate and Other

(Dollar amounts in millions)

Three months ended December 31, 2004	Total
REVENUES
Premiums	$22
Net investment income	29
Net realized investment losses	(1)
Policy fees and other income	44

Total revenues	94

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	8
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	33
Amortization of deferred acquisition costs and intangibles	4
Interest expense	57

Total benefits and expenses	102

LOSS BEFORE INCOME TAXES	(8)

Benefit from income taxes	(72)

SEGMENT NET EARNINGS	$64

Three months ended December 31, 2003	Total
REVENUES
Premiums	$31
Net investment income	25
Net realized investment gains	39
Policy fees and other income	2

Total revenues	97

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	43
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	15
Amortization of deferred acquisition costs and intangibles	7
Interest expense	44

Total benefits and expenses	109

LOSS BEFORE INCOME TAXES	(12)

Benefit from income taxes	(36)

SEGMENT NET EARNINGS	$24

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings—Corporate and Other

(Dollar amounts in millions)

Twelve months ended December 31, 2004	Total
REVENUES
Premiums	$96
Net investment income	148
Net realized investment gains	26
Policy fees and other income	54

Total revenues	324

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	36
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	83
Amortization of deferred acquisition costs and intangibles	17
Interest expense	201

Total benefits and expenses	337

LOSS BEFORE INCOME TAXES	(13)

Benefit from income taxes	(65)

SEGMENT NET EARNINGS	$52

Twelve months ended December 31, 2003	Total
REVENUES
Premiums	$110
Net investment loss	61
Net realized investment loss	10
Policy fees and other income	8

Total revenues	189

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	76
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	115
Amortization of deferred acquisition costs and intangibles	18
Interest expense	137

Total benefits and expenses	346

LOSS BEFORE INCOME TAXES	(157)

Benefit from income taxes	(103)

SEGMENT NET LOSS	$(54)

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Combined Net Earnings

(Dollar amounts in millions)

	2004					2003
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,606	$1,523	$1,708	$1,722	$6,559	$1,766	$1,664	$1,690	$1,587	$6,707
Net investment income	825	785	1,001	1,037	3,648	1,031	1,033	995	992	4,051
Net realized investment gains (losses)	(1)	3	8	16	26	39	(13)	(37)	21	10
Policy fees and other income	212	159	204	249	824	230	232	219	234	915

Total revenues	2,642	2,470	2,921	3,024	11,057	3,066	2,916	2,867	2,834	11,683

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,129	1,034	1,290	1,351	4,804	1,464	1,345	1,205	1,256	5,270
Interest credited	344	328	364	396	1,432	402	407	406	409	1,624
Underwriting, acquisition and insurance expenses, net of deferrals	429	399	476	508	1,812	427	525	476	488	1,916
Amortization of deferred acquisition costs and intangibles	262	242	305	345	1,154	416	276	359	300	1,351
Interest expense	63	60	47	47	217	46	40	27	27	140

Total benefits and expenses	2,227	2,063	2,482	2,647	9,419	2,755	2,593	2,473	2,480	10,301

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	415	407	439	377	1,638	311	323	394	354	1,382

Provision for income taxes	69	136	171	117	493	91	93	129	100	413

NET EARNINGS FROM CONTINUING OPERATIONS	$346	$271	$268	$260	$1,145	$220	$230	$265	$254	$969

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings—Protection

(Dollar amounts in millions)

	2004					2003
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,094	$1,085	$1,132	$1,170	$4,481	$1,181	$1,150	$1,175	$1,082	$4,588
Net investment income	311	298	306	309	1,224	305	298	297	299	1,199
Policy fees and other income	102	91	79	87	359	93	91	81	91	356

Total Revenues	1,507	1,474	1,517	1,566	6,064	1,579	1,539	1,553	1,472	6,143

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	705	698	727	760	2,890	805	774	715	703	2,997
Interest credited	91	91	90	90	362	90	92	92	91	365
Underwriting, acquisition and insurance expenses, net of deferrals	279	267	272	276	1,094	214	286	252	267	1,019
Amortization of deferred acquisition costs and intangibles	208	198	219	244	869	312	185	294	210	1,001
Interest expense	6	4	2	3	15	2	1	—	—	3

Total benefits and expenses	1,289	1,258	1,310	1,373	5,230	1,423	1,338	1,353	1,271	5,385

EARNINGS BEFORE INCOME TAXES	218	216	207	193	834	156	201	200	201	758

Provision for income taxes	78	81	78	69	306	61	71	69	70	271

SEGMENT NET EARNINGS	$140	$135	$129	$124	$528	$95	$130	$131	$131	$487

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings—Retirement Income and Investments

(Dollar amounts in millions)

	2004					2003
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$277	$219	$321	$277	$1,094	$303	$237	$251	$258	$1,049
Net investment income	417	393	569	617	1,996	630	618	624	639	2,511
Policy fees and other income	58	52	76	85	271	60	61	58	64	243

Total revenues	752	664	966	979	3,361	993	916	933	961	3,803

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	363	281	495	494	1,633	510	463	454	459	1,886
Interest credited	253	237	274	306	1,070	312	315	314	318	1,259
Underwriting, acquisition and insurance expenses, net of deferrals	48	59	68	75	250	76	45	53	65	239
Amortization of deferred acquisition costs and intangibles	34	25	54	57	170	57	49	30	54	190
Interest expense	—	—	1	—	1	—	—	—	—	—

Total benefits and expenses	698	602	892	932	3,124	955	872	851	896	3,574

EARNINGS BEFORE INCOME TAXES	54	62	74	47	237	38	44	82	65	229

Provision for income taxes	19	22	27	16	84	15	13	27	23	78

SEGMENT NET EARNINGS	$35	$40	$47	$31	$153	$23	$31	$55	$42	$151

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings—Mortgage Insurance

(Dollar amounts in millions)

	2004					2003
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$213	$197	$195	$195	$800	$194	$182	$175	$165	$716
Net investment income	68	65	61	60	254	58	56	54	50	218
Policy fees and other income	8	10	10	8	36	10	13	13	12	48

Total revenues	289	272	266	263	1,090	262	251	242	227	982

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	53	46	27	39	165	46	44	(8)	33	115
Underwriting, acquisition and insurance expenses, net of deferrals	69	64	65	64	262	74	74	81	70	299
Amortization of deferred acquisition costs and intangibles	16	12	11	12	51	11	10	8	8	37

Total benefits and expenses	138	122	103	115	478	131	128	81	111	451

EARNINGS BEFORE INCOME TAXES	151	150	163	148	612	131	123	161	116	531

Provision for income taxes	44	48	49	45	186	54	30	47	31	162

SEGMENT NET EARNINGS	$107	$102	$114	$103	$426	$77	$93	$114	$85	$369

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings—Corporate and Other

(Dollar amounts in millions)

	2004					2003
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$22	$22	$26	$26	$96	$31	$29	$26	$24	$110
Net investment income (loss)	29	29	57	33	148	25	43	3	(10)	61
Net realized investment gains (losses)	(1)	3	8	16	26	39	(13)	(37)	21	10
Policy fees and other income	44	6	2	2	54	2	2	2	2	8

Total revenues	94	60	93	77	324	97	61	(6)	37	189

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	8	9	10	9	36	43	12	12	9	76
Interest credited	—	—	—	—	—	—	—	—	—	—
Underwriting, acquisition and insurance expenses, net of deferrals	33	9	22	19	83	15	55	23	22	115
Amortization of deferred acquisition costs and intangibles	4	7	3	3	17	7	5	3	3	18
Interest expense	57	56	44	44	201	44	39	27	27	137

Total benefits and expenses	102	81	79	75	337	109	111	65	61	346

EARNINGS (LOSS) BEFORE INCOME TAXES	(8)	(21)	14	2	(13)	(12)	(50)	(71)	(24)	(157)

Provision (benefit) for income taxes	(72)	(15)	24	(2)	(65)	(36)	(22)	(25)	(20)	(103)

SEGMENT NET EARNINGS (LOSS)	$64	$(6)	$(10)	$4	$52	$24	$(28)	$(46)	$(4)	$(54)

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings—Affinity

(Dollar amounts in millions)

	2004					2003
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$34	$54	$88	$57	$66	$63	$58	$244
Net investment income	—	—	8	18	26	13	18	17	14	62
Realized investment gains	—	—	—	—	—	—	—	—	—	—
Policy fees and other income	—	—	37	67	104	65	65	65	65	260

Total revenues	—	—	79	139	218	135	149	145	137	566

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	31	49	80	60	52	32	52	196
Underwriting, acquisition and insurance expenses, net of deferrals	—	—	49	74	123	48	65	67	64	244
Amortization of deferred acquisition costs and intangibles	—	—	18	29	47	29	27	24	25	105

Total benefits and expenses	—	—	98	152	250	137	144	123	141	545

(LOSS) EARNINGS BEFORE INCOME TAXES	—	—	(19)	(13)	(32)	(2)	5	22	(4)	21

Provision (benefit) for income taxes	—	—	(7)	(11)	(18)	(3)	1	11	(4)	5

SEGMENT NET (LOSS) EARNINGS	$—	$—	$(12)	$(2)	$(14)	$1	$4	$11	$—	$16

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GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

ADDITIONAL

STATISTICAL DATA

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Deferred Acquisition Costs

(Dollar amounts in millions)

Deferred Acquisition Costs—Combined	Total	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment
Balance at September 30, 2004	$5,081	$4,230	$739	$106	$6
Costs Deferred	295	222	52	14	7
Amortization, net	(237)	(188)	(29)	(12)	(8)
Impact of foreign currency translation	67	63	—	4	—

Unamortized balance at December 31, 2004	5,206	4,327	762	112	5
Accumulated effect of net unrealized investment gains	(186)	(16)	(170)	—	—

Balance at December 31, 2004	$5,020	$4,311	$592	$112	$5

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Investments Summary

(Dollar amounts in millions)

		December 31, 2004		September 30, 2004		June 30, 2004		March 31, 2004		December 31, 2003
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturities, available-for-sale:
Public		$40,150	60%	$39,210	59%	$36,703	59%	$54,054	65%	$51,336	64%
Private		12,274	18%	11,619	18%	11,298	18%	14,861	18%	14,149	17%
Equity securities, available-for-sale		374	1%	360	1%	352	1%	547	1%	600	1%
Mortgage loans		6,051	9%	5,877	9%	5,800	9%	6,124	7%	6,114	8%
Policy loans		1,224	2%	1,215	2%	1,108	2%	1,114	1%	1,105	1%
Restricted investments held by securitization entities		860	1%	925	1%	956	1%	1,018	1%	1,069	1%
Cash, cash equivalents and short-term investments		2,210	3%	2,667	4%	2,240	4%	2,465	3%	2,513	3%
Other invested assets		3,996	6%	4,299	6%	3,558	6%	3,535	4%	3,789	5%

Total invested assets and cash		$67,139	100%	$66,172	100%	$62,015	100%	$83,718	100%	$80,675	100%

		December 31, 2004		September 30, 2004		June 30, 2004		March 31, 2004		December 31, 2003
Public Fixed Maturities—Credit Quality:		Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$28,635	71%	$27,877	71%	$26,053	71%	$34,481	64%	$33,212	65%
2	Baa	9,344	23%	9,320	24%	8,758	24%	15,770	29%	14,778	29%
3	Ba	1,415	4%	1,329	4%	1,189	3%	2,313	4%	1,896	4%
4	B	651	2%	567	1%	571	2%	1,122	2%	979	2%
5	Caa and lower	63	0%	59	0%	94	0%	217	1%	272	0%
6	In or near default	15	0%	21	0%	21	0%	79	0%	104	0%
Not rated	Not rated	27	0%	37	0%	17	0%	72	0%	95	0%

	Total public fixed maturities	$40,150	100%	$39,210	100%	$36,703	100%	$54,054	100%	$51,336	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$6,501	53%	$6,024	52%	$5,853	52%	$7,872	53%	$7,388	52%
2	Baa	4,768	39%	4,605	40%	4,476	40%	5,692	38%	5,442	38%
3	Ba	605	5%	597	5%	628	5%	783	5%	728	5%
4	B	202	2%	191	2%	123	1%	210	2%	228	2%
5	Caa and lower	103	1%	106	1%	101	1%	138	1%	177	1%
6	In or near default	43	0%	74	0%	92	1%	98	1%	86	1%
Not rated	Not rated	52	0%	22	0%	25	0%	68	0%	100	1%

	Total private fixed maturities	$12,274	100%	$11,619	100%	$11,298	100%	$14,861	100%	$14,149	100%

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Fixed Maturity Summary

(Dollar amounts in millions)

	December 31, 2004		September 30, 2004		June 30, 2004		March 31, 2004		December 31, 2003
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Fixed maturities—Security Sector:
U.S. government & agencies	$572	1%	$569	1%	$614	1%	$1,189	2%	$1,055	2%
State and municipal	3,030	6%	3,267	6%	3,140	7%	3,359	5%	3,350	5%
Foreign government	1,744	3%	1,453	3%	1,462	3%	1,660	2%	1,551	2%
U.S. corporate	21,893	42%	21,254	42%	20,389	43%	35,058	51%	33,025	50%
Foreign corporate	6,913	13%	6,550	13%	5,846	12%	8,773	13%	7,949	12%
Mortgage-backed	8,577	17%	7,969	16%	6,948	14%	8,421	12%	7,848	12%
Public utilities	6,395	12%	6,387	12%	6,152	13%	6,043	9%	6,303	10%
Asset-backed	3,300	6%	3,380	7%	3,450	7%	4,412	6%	4,404	7%

Total fixed maturities	$52,424	100%	$50,829	100%	$48,001	100%	$68,915	100%	$65,485	100%

Corporate Bond Holdings—Industry Sector:
Finance and insurance	$10,357	30%	$10,080	29%	$9,619	30%	$13,881	28%	$13,069	28%
Utilities and energy	7,056	20%	7,061	21%	6,784	21%	11,238	22%	10,345	22%
Consumer—non cyclical	4,351	12%	4,349	13%	4,213	13%	6,454	13%	6,036	13%
Consumer—cyclical	2,666	8%	2,637	8%	2,640	8%	4,028	8%	4,356	9%
Capital goods	2,240	6%	2,284	7%	2,201	7%	3,327	7%	2,928	6%
Industrial	2,475	7%	2,506	7%	2,263	7%	3,333	7%	3,340	7%
Technology and communications	2,223	6%	2,135	6%	1,996	6%	3,268	6%	2,972	6%
Transportation	1,063	3%	1,003	3%	900	3%	1,953	4%	1,970	4%
Other	2,770	8%	2,136	6%	1,771	5%	2,392	5%	2,258	5%

Total	$35,201	100%	$34,191	100%	$32,387	100%	$49,874	100%	$47,274	100%

Fixed maturities—Contractual Maturity Dates:
Due in one year or less	$2,040	4%	$1,712	3%	$1,297	3%	$1,636	2%	$1,761	3%
Due after one year through five years	10,749	20%	10,660	21%	10,952	23%	12,112	18%	11,817	18%
Due after five years through ten years	11,842	23%	11,663	23%	10,924	22%	14,725	21%	13,901	21%
Due after ten years	15,916	30%	15,445	31%	14,430	30%	27,609	40%	25,754	39%

Subtotal	40,547	77%	39,480	78%	37,603	78%	56,082	81%	53,233	81%
Mortgage-backed and asset backed	11,877	23%	11,349	22%	10,398	22%	12,833	19%	12,252	19%

Total fixed maturities	$52,424	100%	$50,829	100%	$48,001	100%	$68,915	100%	$65,485	100%

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Commercial Mortgage Loan Data

(Dollar amounts in millions)

	December 31, 2004		September 30, 2004		June 30, 2004		March 31, 2004		December 31, 2003
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$1,796	30%	$1,761	30%	$1,707	29%	$1,821	29%	$1,867	31%
South Atlantic	1,239	20%	1,196	20%	1,208	21%	1,216	20%	1,194	20%
Middle Atlantic	953	16%	887	15%	857	15%	923	15%	932	15%
East North Central	682	11%	681	12%	706	12%	789	13%	771	12%
Mountain	463	8%	457	8%	439	8%	479	8%	478	8%
West South Central	306	5%	275	5%	303	5%	292	5%	288	5%
West North Central	252	4%	261	4%	246	4%	261	4%	271	4%
East South Central	225	4%	227	4%	225	4%	235	4%	226	4%
New England	135	2%	132	2%	109	2%	108	2%	87	1%

Total	$6,051	100%	$5,877	100%	$5,800	100%	$6,124	100%	$6,114	100%

Property Type
Office	$1,822	30%	$1,774	30%	$1,826	32%	$1,985	32%	$2,024	33%
Industrial	1,797	30%	1,768	30%	1,697	29%	1,814	30%	1,812	30%
Retail	1,574	26%	1,519	26%	1,507	26%	1,508	25%	1,500	25%
Apartments	650	11%	612	10%	575	10%	589	10%	573	9%
Mixed use/other	208	3%	204	4%	195	3%	228	3%	205	3%

Total	$6,051	100%	$5,877	100%	$5,800	100%	$6,124	100%	$6,114	100%

	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,073	50%	$3,053	52%	$3,008	52%	$3,208	52%	$3,153	51%
$5 million but less than $10 million	1,442	24%	1,378	23%	1,312	22%	1,352	22%	1,394	23%
$10 million but less than $20 million	1,009	17%	965	16%	970	17%	959	15%	948	15%
$20 million but less than $30 million	334	5%	287	5%	314	5%	358	6%	309	5%
$30 million and over	237	4%	238	4%	241	4%	296	5%	358	6%

Total	$6,095	100%	$5,921	100%	$5,845	100%	$6,173	100%	$6,162	100%

	12/31/04	12/31/03
Allowance for Losses on Mortgage Loans
Balance, beginning of year	$50	$45
Additions	7	8
Deductions for write-downs and dispositions	(5)	(3)

Balance, end of year	$52	$50

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Sales

(Dollar amounts in millions)

	2004					2003
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Protection Segment[1]

Annualized first-year premiums[4]:

Term life	$27	$26	$23	$26	$102	$19	$24	$31	$32	$106
Financial Intermediaries	2	2	1	2	7	1	2	2	2	7
Independent Producers	25	24	22	24	95	17	21	28	29	95
Dedicated Sales Specialists	—	—	—	—	—	1	1	1	1	4

Universal life	12	10	9	11	42	12	15	17	14	58
Financial Intermediaries	—	—	—	1	1	1	1	1	1	4
Independent Producers	12	10	9	9	40	10	13	15	11	49
Dedicated Sales Specialists	—	—	—	1	1	1	1	1	2	5

Long term care	41	39	41	41	162	54	62	62	62	240
Financial Intermediaries	11	10	10	10	41	14	15	13	11	53
Independent Producers	12	12	12	11	47	13	14	12	9	48
Dedicated Sales Specialists	18	17	19	20	74	27	33	37	42	139

Group	66	39	40	26	171	57	32	34	21	144
Independent Producers	66	39	40	26	171	57	32	34	21	144

Total annualized first-year premiums[4]	146	114	113	104	477	142	133	144	129	548

Written premiums[4]:
Payment protection	351	397	402	351	1,501	498	648	523	506	2,175
Financial Intermediaries	351	397	402	351	1,501	498	648	523	506	2,175

Total protection segment[1]	$497	$511	$515	$455	$1,978	$640	$781	$667	$635	$2,723

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

	2004					2003
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Retirement Income and Investments (RI&I) Segment[2]

Spread based retail Structured settlements[5]	$104	$89	$192	$150	$535	$142	$117	$115	$134	$508

Income annuities	212	187	164	201	764	229	177	177	137	720
Financial Intermediaries	127	115	98	119	459	124	113	110	86	433
Independent Producers	79	68	63	78	288	98	60	63	48	269
Dedicated Sales Specialists	6	4	3	4	17	7	4	4	3	18

Fixed annuities	283	653	372	411	1,719	304	289	133	302	1,028
Financial Intermediaries	276	641	360	400	1,677	284	271	108	265	928
Independent Producers	4	6	9	6	25	6	6	8	16	36
Dedicated Sales Specialists	3	6	3	5	17	14	12	17	21	64

Total spread based retail	599	929	728	762	3,018	675	583	425	573	2,256

Fee based
Variable annuities	256	250	277	292	1,075	375	613	629	430	2,047
Financial Intermediaries	236	232	257	277	1,002	344	581	591	402	1,918
Independent Producers	8	5	13	7	33	13	8	15	6	42
Dedicated Sales Specialists	12	13	7	8	40	18	24	23	22	87

Variable life	4	4	5	5	18	6	6	6	6	24
Financial Intermediaries	3	3	4	4	14	5	4	3	3	15
Independent Producers	1	1	1	—	3	—	1	1	1	3
Dedicated Sales Specialists	—	—	—	1	1	1	1	2	2	6

Managed assets	301	267	271	304	1,143	297	272	282	158	1,009
Independent Producers	161	139	159	183	642	188	185	209	140	722
Dedicated Sales Specialists	140	128	112	121	501	109	87	73	18	287

Total fee based	561	521	553	601	2,236	678	891	917	594	3,080

Spread based institutional
Guaranteed investment contracts (GICs)[5]	96	80	111	74	361	66	234	159	194	653
Funding agreements backing notes[5]	600	500	210	180	1,490	460	—	474	200	1,134
Funding agreements[5]	100	—	100	100	300	—	100	25	—	125

Total spread based institutional	796	580	421	354	2,151	526	334	658	394	1,912

Total RI&I segment[2]	$1,956	$2,030	$1,702	$1,717	$7,405	$1,879	$1,808	$2,000	$1,561	$7,248

Mortgage Insurance Segment[3]
New insurance written:
U.S. mortgage insurance	$7,074	$6,206	$8,055	$6,798	$28,133	$18,087	$17,207	$17,664	$14,530	$67,488
International mortgage insurance	15,225	13,163	12,545	10,905	51,838	12,210	13,026	7,670	6,254	39,160

Total mortgage insurance segment[3]	$22,299	$19,369	$20,600	$17,703	$79,971	$30,297	$30,233	$25,334	$20,784	$106,648

[1]	In our Protection segment, sales from our life, LTC and group life and health insurance businesses represent annualized first-year premiums. Sales from our universal life primarily represents deposits. Sales from our payment protection insurance business represent gross written premiums.
[2]	In our Retirement Income and Investments segment sales from our spread based and variable products represent new premiums/deposits received. Sales for our managed assets represent new deposits.
[3]	In our Mortgage Insurance segment, all sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued primary mortgage insurance during the specified period.
[4]	Annualized first-year premiums are calculated as if they are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Written premiums represent total premiums gross of reinsurance and cancellations during the specified. Deposits represent additional investments in investment products during the specified period.
[5]	All Structured Settlements and institutional products are sold by independent producers

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GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

CORPORATE INFORMATION

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, S&P, Moody’s and Fitch as follows:

Company	A.M. Best rating	S&P rating	Moody’s rating	Fitch rating
American Mayflower Life Insurance Company of New York	A+	AA-	Aa3	AA-

Federal Home Life Insurance Company	A+	Not rated	Aa3	AA-

First Colony Life Insurance Company	A+	AA-	Aa3	AA-

GE Capital Life Assurance Company of NY	A+	AA-	Aa3	AA-

GE Life and Annuity Assurance Company	A+	AA-	Aa3	AA-

GE Group Life Assurance Company	A	AA-	Not rated	Not rated

General Electric Capital Assurance Company	A+	AA-	Aa3	AA-

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company(1)	S&P rating	Moody’s rating	Fitch rating
General Electric Mortgage Insurance Corporation	AA	Aa2	AA

GE Mortgage Insurance Company Pty. Limited	AA	Aa2	AA

GE Mortgage Insurance Limited	AA	Aa2	AA

GE Residential Mortgage Insurance Corporation of NC	AA	Aa2	AA

(1)	Our Canadian mortgage insurance company is not rated by any of the rating agencies shown above.

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its ‘‘A+’’ (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The ‘‘A+’’ (Superior) rating is the second-highest of fifteen ratings assigned by A.M. Best, which range from ‘‘A++’’ to ‘‘S’’.

S&P states that an insurer rated ‘‘AA’’ (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The ‘‘AA’’ range is the second-highest of the four ratings ranges that meet these criteria, and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from ‘‘AAA’’ to ‘‘R.’’ A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the ‘‘AA’’ and ‘‘AA-’’ ratings are the third- and fourth-highest of S&P’s 20 ratings categories.

Moody’s states that insurance companies rated ‘‘Aa’’ (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The ‘‘Aa’’ range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from ‘‘Aaa’’ to ‘‘C.’’ Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the ‘‘Aa2’’ and ‘‘Aa3’’ ratings are the third- and fourth-highest of Moody’s 21 ratings categories.

GENWORTH FINANCIAL

4Q 2004 FINANCIAL SUPPLEMENT

Fitch states that ‘‘AA’’ (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The ‘‘AA’’ rating category is the second-highest of eight financial strength rating categories, which range from ‘‘AAA’’ to ‘‘D.’’ The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the ‘‘AAA’’ category or to ratings below the ‘‘CCC’’ category. Accordingly, the ‘‘AA’’ and ‘‘AA-’’ ratings are the third- and fourth-highest of Fitch’s 22 ratings categories.

A.M. Best, S&P, Moody’s and Fitch review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading insurance holding company, serving the lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers, and has operations in 20 countries, including the U.S., Canada, Australia, the U.K. and more than a dozen other European countries. For more information, visit www.genworth.com

Inquiries:

Genworth Financial, Inc., Richmond

Jean Peters, 804/662-2693

jean.peters@genworth.com

Alicia Charity, 804/662-2248

alicia.charity@genworth.com